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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 1997
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                       PACIFIC SUNWEAR OF CALIFORNIA, INC.
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               (Exact name of registrant as specified in charter)

  California                      0-21296                      95-3759463
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(State or other                 (Commission                  (IRS employer
jurisdiction of                 file number)                 identification
incorporation)                                                   number)

               5037 East Hunter Avenue, Anaheim, California 92807
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                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (714) 693-8066
                                 --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS
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                  Pacific Sunwear of California, Inc. (the "Company") amended its bylaws as of June 18, 1997 to increase the number of directors from five to six. The Board of Directors elected Sally Frame Kasaks to fill the newly-created vacancy. Biographical information for Ms. Kasaks is included in the press release issued by the Company on June 19, 1997, a copy of which is filed as
Exhibit 20.1 and incorporated herein by this reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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                  AND EXHIBITS
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20.1              Press Release, dated June 19, 1997.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACIFIC SUNWEAR OF CALIFORNIA, INC.

Date: July 2, 1997                    By:     /s/ CARL W. WOMACK
                                              --------------------------------
                                      Name:   Carl W. Womack
                                      Title:  Senior Vice President, Chief
                                              Financial Officer and Secretary





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                                  EXHIBIT INDEX
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
Exhibit
  No.             Description of Exhibit
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
20.1              Press Release, dated June 19, 1997





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